Exhibit 99.3

CREDIT SUISSE (USA), INC.

SUPPLEMENT TO UNDERWRITING AGREEMENT

                1.             Scope.  This Supplement is attached to and forms a part of the Terms Agreement, dated June 6, 2006 (including the Underwriting Agreement (as defined in the Terms Agreement) incorporated by reference therein, the “Terms Agreement”), between Credit Suisse (USA), Inc., a Delaware corporation (“Company”), and the underwriters identified therein.  References in the Terms Agreement to “herein” and “hereof” include the provisions of this Supplement.  In the event of any conflict between the Terms Agreement and this Supplement, the provisions of this Supplement shall control.  Capitalized terms used but not defined herein have the meanings ascribed in the Terms Agreement.

2.     Definitions.  The following terms have the following meanings in this Supplement and the Terms Agreement:

(a)      “Registration Statement” as of any time means the Registration Statement (as defined in the Underwriting Agreement) in the form then filed with the Commission, including any document incorporated by reference therein and any prospectus or prospectus supplement deemed or retroactively deemed to be a part thereof that has not been superseded or modified.  “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale for the Offered Securities, which time shall be considered the “effective date” of the Registration Statement.  For purposes of this definition, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

(b)     “Statutory Prospectus” as of any time means the prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any base prospectus or prospectus supplement deemed to be a part thereof that has not been superseded or modified.  For purposes of this definition, information contained in a form of prospectus (including a prospectus supplement) that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B or 430C shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b).

(c)     “Prospectus” means the Statutory Prospectus that discloses the public offering price and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Securities Act of 1933.

(d)      “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(e)     “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in a schedule to the Terms Agreement.

(f)      “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

(g)     “Applicable Time” means 12:20 p.m. (Eastern time) on the date of the Terms Agreement.

3.     Representations and Warranties of the Company.  In addition to the representations, warranties and agreements of the Company in the Terms Agreement, the Company, as of the date of the Terms Agreement, represents and warrants to, and agrees with, each Underwriter that:

(a)     The date of the Terms Agreement is not more than three years subsequent to the more recent of the initial effective date of the Registration Statement or December 1, 2005.  If, immediately prior to the third anniversary of the more recent of the initial effective date of the Registration Statement or December 1, 2005, any of the Offered Securities remain unsold by the Underwriters, the Company will prior to that third anniversary file, if it has not already done so, a new shelf registration statement relating to the Offered Securities, in a form satisfactory to the Lead Underwriter, will use its best efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities.  References herein to the Registration Statement shall include such new shelf registration statement.

(b)     At the time the Company or any person acting on its behalf (within the meaning of, for this clause only, Rule 163(c)) made any offer relating to the Offered Securities in reliance on the exemption provided by Rule 163, the Company was a “well-known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.

(c)      (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered Securities and (ii) at the date of the Terms Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act of 1933 and not being the subject of a proceeding under Section 8A of the Securities Act of 1933 in connection with the offering of the Registered Securities, all as described in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an “ineligible issuer” as defined in Rule 405.

(d)     As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus (collectively, the “General Disclosure Package”), when considered together with the documents attached to the Terms Agreement as Schedule B, nor (ii) any individual Limited Use Issuer Free Writing Prospectus issued at or prior to the Applicable Time, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement.

(e)     Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Lead Underwriter as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free

Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Lead Underwriter and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement.

4.             Certain Agreements of the Company. (a)   The Company has filed or will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Lead Underwriter, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the date of the Terms Agreement.  The Company has complied and will comply with Rule 433.

(b)     The Company will prepare and file the Prospectus pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Lead Underwriter, subparagraph (5)) not later than the second business day following the date of the Terms Agreement.

(c)     References to “Prospectus” in Section 4(b) of the Underwriting Agreement shall be deemed to refer instead to “Statutory Prospectus.”

(d)     The reference to “is required to be delivered under the Act” in the first sentence of Section 4(c) of the Underwriting Agreement is replaced with “is (or but for the exemption in Rule 172 would be required to be) delivered under the Act.”

(e)     If there occurs an event or development as a result of which the General Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Lead Underwriter so that any use of the General Disclosure Package may cease until it is amended or supplemented.

(f)      Section 4(d) of the Underwriting Agreement is replaced with the following:

(d)   As soon as practicable, but not later than 16 months, after the date of each Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of such Terms Agreement and satisfying the provisions of Section 11(a) of the Act.

(g)     The reference to “Prospectus” in Section 4(e) of the Underwriting Agreement shall be deemed to refer instead to “Prospectus and each Issuer Free Writing Prospectus.”

(h)     In addition to the expenses described in Section 4(h) of the Underwriting Agreement, the Company will pay expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors.

5.     Free Writing Prospectuses.  (a)   The Company represents and agrees that, unless it obtains the prior consent of the Lead Underwriter, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Lead Underwriter, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Lead Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

        (b)     The Company will prepare a final term sheet relating to the Offered Securities, containing only information that describes the final terms of the Offered Securities and otherwise in a form consented to by the Lead Underwriter, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Offered Securities.  Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement.  The Company consents to the use by any Underwriter of a free writing prospectus that contains only (i) information describing the preliminary terms of the Offered Securities or their offering or (ii) information that describes the final terms of the Offered Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection.

6.             Conditions of the Obligations of the Underwriters.  (a)   In Section 5(a) of the Underwriting Agreement (relating to the letter of the independent public accountants), the references in clauses (i), (iii)(A) and (iii)(B) to “the Prospectus” shall be deemed to refer to “each Statutory Prospectus,” the references in clauses (iii)(C) and (iii)(D) to the “Prospectus” shall be deemed to refer to “the General Disclosure Package,” and the reference in clause (iv) to “the Prospectus” shall be deemed to refer to “each Statutory Prospectus and each Issuer Free Writing Prospectus.”

(b)     The reference to “except as set forth in or contemplated in the Prospectus” in the last sentence of Section 5(f) of the Underwriting Agreement is replaced with “except as set forth in or contemplated in the General Disclosure Package and the Prospectus.”

(c)     In addition to the conditions in the Terms Agreement, the obligations of the several Underwriters to purchase and pay for the Offered Securities will be subject to the condition precedent that the Representatives shall have received a letter, dated the Closing Date, of the General Counsel of the Company, in form and substance satisfactory to the Representative.

7.     Indemnification and Contribution.  References to “the Prospectus” in Section 6 of the Underwriting Agreement shall be deemed to refer to “each Statutory Prospectus, the Prospectus and any Issuer Free Writing Prospectus.”